                                                                  Exhibit 99.(c)


                   GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
            streetTRACKS(SM) Dow Jones U.S. Large Cap Value Index Fund, a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E208


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Dow Jones U.S. Large Cap Value Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                               streetTRACKS(SM) Dow Jones U.S.
                               Large Cap Value Index Fund,
                               a Series of streetTRACKS(SM) Series Trust


                               By:      /s/ Agustin J. Fleites
                                   -----------------------------------
                                        Authorized Officer


                            Date: September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
           streetTRACKS(SM) Dow Jones U.S. Large Cap Growth Index Fund, a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E109


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Dow Jones U.S. Large Cap Growth Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                   streetTRACKS(SM) Dow Jones U.S.
                                   Large Cap Growth Index  Fund,
                                   a Series of streetTRACKS(SM) Series Trust

                                   By:      /s/ Agustin J. Fleites
                                        ---------------------------------
                                            Authorized Officer


                            Date: September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
           streetTRACKS(SM) Dow Jones U.S. Small Cap Value Index Fund, a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E406


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Dow Jones U.S. Small Cap Value Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                     streetTRACKS(SM) Dow Jones U.S.
                                     Small Cap Value Index Fund,
                                     a Series of streetTRACKS(SM) Series Trust


                                     By:      /s/ Agustin J. Fleites
                                          ----------------------------------
                                              Authorized Officer


                            Date: September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
          streetTRACKS(SM) Dow Jones U.S. Small Cap Growth Index Fund, a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E307


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Dow Jones U.S. Small Cap Growth Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                      streetTRACKS(SM) Dow Jones U.S.
                                      Small Cap Growth Index Fund,
                                      a Series of streetTRACKS(SM) Series Trust


                                      By:      /s/ Agustin J. Fleites
                                           ----------------------------------
                                               Authorized Officer


                            Date: September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
              streetTRACKS(SM) Dow Jones Global Titans Index Fund,
                    a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E505


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Dow Jones Global Titans Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                     streetTRACKS(SM) Dow Jones
                                     Global Titans Index Fund,
                                     a Series of streetTRACKS(SM) Series Trust


                                     By:      /s/ Agustin J. Fleites
                                          ----------------------------------
                                              Authorized Officer


                                     Date:  September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
                     streetTRACKS(SM) Wilshire REIT Index Fund a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E604


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Wilshire REIT Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                     streetTRACKS(SM) Wilshire REIT Index Fund, a Series of streetTRACKS(SM) Series Trust


                                     By:      /s/ Agustin J. Fleites
                                         ------------------------------------
                                              Authorized Officer


                                     Date:  September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
             streetTRACKS(SM) Morgan Stanley High Tech 35 Index Fund,
                     a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E703


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Morgan Stanley High Tech 35 Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                      streetTRACKS(SM) Morgan Stanley
                                      High Tech 35 Index Fund,
                                      a Series of streetTRACKS(SM) Series Trust


                                      By:      /s/ Agustin J. Fleites
                                          -------------------------------------
                                               Authorized Officer


                                      Date:  September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
               streetTRACKS(SM) Morgan Stanley Internet Index Fund,
                     a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E802


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of streetTRACKS(SM) Morgan Stanley Internet Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                   streetTRACKS(SM) Morgan Stanley
                                   Internet Index Fund,
                                   a Series of streetTRACKS(SM) Series Trust


                                   By:      /s/ Agustin J. Fleites
                                          -------------------------------------
                                            Authorized Officer


                                   Date:  September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                                      -in-
                           FORTUNE 500(R) Index Fund,
                     a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E885


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of FORTUNE 500(R) Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                       FORTUNE 500(R) Index Fund,
                                       a Series of streetTRACKS(SM) Series Trust


                                       By:      /s/ Agustin J. Fleites
                                          -------------------------------------
                                                Authorized Officer


                                       Date:  September 22, 2000

                    GLOBAL CERTIFICATE OF BENEFICIAL INTEREST
                                  -Evidencing-
                          Shares of Beneficial Interest
                          FORTUNE e-50(TM) Index Fund,
                     a Series of streetTRACKS(SM) Series Trust
                             CUSIP Number: 86330E877


         This is to certify that Cede & Co. is the owner and registered holder of this Certificate evidencing the ownership of all of the shares of beneficial interest (the "Shares"), par value $ 0.01 per share, of FORTUNE e-50(TM) Index Fund (the "Fund"), a series of streetTRACKS(SM) Series Trust (the "Trust"), a registered open-end investment company organized as a Massachusetts Business Trust under the terms of the Declaration of Trust (the "Declaration of Trust").

         The Fund hereby grants and conveys all of right, title and interest in and to the Shares to the registered holder of this Certificate subject to and in pursuance of the Prospectus, all the terms, conditions and covenants of which are incorporated herein as if fully set forth at length.

         The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Fund, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, at its Quincy office in the Commonwealth of Massachusetts and, upon payment of any transaction fee disclosed in the Prospectus, any tax or other governmental charges, to receive on or before the seventh calendar day following the day on which such tender is made or, if such calendar day is not a Business Day, on the next succeeding Business Day following such calendar day, the Fund Securities, and any Cash Redemption Amount, each as defined in the Prospectus.

         The holder hereof may be required to pay a charge specified in the Prospectus in connection with the issuance, transfer or interchange of this Certificate and any tax or other governmental charge that may be imposed in connection with the transfer, interchange or other surrender of this Certificate.

         The holder of this Certificate, by virtue of the purchase and acceptance hereof, assents to and shall be bound by the terms of the Prospectus.

         The Fund may deem and treat the person in whose name this Certificate is registered upon the books of the Fund as the owner hereof for all purposes and the Fund shall not be affected by any notice to the contrary.

                  This Certificate shall not become valid or binding for any purpose until properly executed by the Trust and manually countersigned by the Transfer Agent.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is required by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OF OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

         IN WITNESS WHEREOF, the Trust, has caused this Certificate to be manually executed in its name by an authorized officer.

                                    FORTUNE e-50(TM) Index Fund,
                                    a Series of streetTRACKS(SM) Series Trust


                                    By:      /s/ Agustin J. Fleites
                                          -------------------------------------
                                             Authorized Officer


                                    Date:  September 22, 2000